SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 1997


                          TANDEM COMPUTERS INCORPORATED
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-9134                94-2266618
----------------------------       -------------------   ----------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)      Identification Number)



   19333 Vallco Parkway, Cupertino, CA                           95014
 ----------------------------------------                    --------------
 (Address of principal executive offices)                      (Zip Code)



                                 (408) 285-6000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events.
         ------------

         The Registrant's news release dated July 22, 1997, with respect to its financial results for the quarter ended June 30, 1997, including its comparative unaudited consolidated balance sheets as of June 30, 1997, and its comparative unaudited consolidated statements of operations for the three- and nine- month periods then ended, is attached and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 23, 1997.

                                      TANDEM COMPUTERS INCORPORATED



                                      By          /s/ Enrico L. Pesatori
                                         ---------------------------------------
                                                    Enrico L. Pesatori
                                          President, Chief Operating Officer and
                                              Acting Chief Financial Officer

            R-134
Contact:    Roberta DeTata (Financial)             FOR RELEASE ON JULY 22, 1997
            +1 (408) 285 4364
            detata_roberta@tandem.com
            Eileen Quinn Smith (Press)
            +1 (408) 285 6722
            smith_eileen@tandem.com

World Wide Web: http://www.tandem.com


           TANDEM DELIVERS Q3 REVENUE GROWTH AND STRONG PROFITABILITY

                  INCOME IMPROVES BY 85 PERCENT TO $43 MILLION;
         NEW-GENERATION NONSTOP HIMALAYA SERVERS START VOLUME SHIPMENT;
               CLUSTER-READY NONSTOP SOFTWARE PRODUCTS INTRODUCED


CUPERTINO, Calif.-Tandem Computers Incorporated (NYSE:TDM) today announced results for the third fiscal quarter ended June 30, 1997. Quarterly revenues from continuing operations rose 8 percent to $503 million, compared with $466 million in the third quarter of fiscal year 1996. Quarterly income from continuing operations rose to $43 million (8.6 percent of revenue), or $0.36 per share, versus $23 million, or $0.20 per share, in the third quarter of fiscal year 1996.

Revenues from continuing operations for the nine months ended June 30, 1997, were $1.4 billion, up 4 percent from the same period last year. Income from continuing operations for the nine months ended June 30, 1997, was $80 million, compared with a loss of $46 million for the same period last year. A restructuring charge of $52 million was posted in the second quarter of fiscal year 1996.

Commenting on the quarter, Tandem Chief Executive Officer Roel Pieper said, "Tandem has made significant progress toward realizing the vision and strategy we put in place 18 months ago, and the company has clearly met its goal of delivering significant growth and strong profitability. Our NonStop(R) Himalaya(R) S-series servers, now shipping in volume, deliver a whole new level of price/performance for enterprise computing. Our powerful NonStop Software middleware will enable customers to deploy business-critical applications with maximum flexibility. With the shipment of our first highly reliable clustered Windows NT(R) Server system, we have fulfilled our promise to bring Tandem's fundamentals of reliability and scalability to the broader market. These are all proof points of the success of our turnaround."

President and Chief Operating Officer Enrico Pesatori said, "Tandem has continued to sharpen its focus, delivering solid revenue growth and good cost control in the third quarter. The achievement of high single-digit revenue growth and strong profit--due largely to the continued strength of our NonStop Himalaya line of servers, Tandem's growing success in the wireless communications sector, outstanding discount discipline in the field, and excellent manufacturing inventory and purchasing management--clearly demonstrates that the company is on track toward meeting its aggressive revenue and profit goals for the remainder of this year and 1998. The remarkable improvement in our gross margins testifies to the precise execution of our strategy."

MARGINS RISE, BALANCE SHEET CONTINUES TO STRENGTHEN

Tandem continued to exercise good cost control in the third quarter. Gross margins rose to 53.2 percent, an increase of 1.9 points over the previous quarter and the same period last year. Inventory days improved to 38 days versus the 40 days reported in the second quarter. The company's already strong cash position rose $11 million from Q2 to $228 million.

NONSTOP HIMALAYA K-SERIES AND NEW S-SERIES SERVERS BOOST REVENUE

Adding to the continuing brisk sales of the Tandem(R) NonStop Himalaya K-series servers, the company rolled out its new S-series servers in the third quarter as planned. The new product line is based on Tandem's high-performance ServerNet(TM) system area network and delivers greatly enhanced levels of price/performance. The full binary application compatibility of S-series and K-series servers ensures seamless coexistence and deployment for Tandem's customers.

Volume shipment of the S-series platforms started in mid-June and contributed $22 million to the company's quarterly revenues. Customer acceptance of these new products--especially the high-end S70000 server--has been excellent. Overall system revenue for the quarter rose 10 percent as compared with the same period last year.

NONSTOP SOFTWARE LAUNCH DEMONSTRATES CLUSTER SCALABILITY

During the third quarter, Tandem introduced its NonStop Software suite of cluster-ready middleware. This software delivers Tandem's fundamentals of availability and scalability to clustered Windows NT Server systems and brings new capabilities to NonStop Himalaya servers.

The power of the NonStop SQL/MX database management system was convincingly demonstrated during the quarter in a complex decision support system: a 2-terabyte, 30-billion-row database deployed across a ServerNet technology-interconnected, 64-processor Windows NT Server cluster with a single, easily managed application image.

AMERICAS AND JAPAN LEAD SALES, KEY VERTICAL MARKETS STAY STRONG

The Americas and Japan continued to show solid performance in the third quarter with growth in key vertical markets.

Finance and telecommunications accounted for 75 percent of Tandem's third-quarter system revenues. Continuing success in intelligent networking and wireless applications drove communications-related system revenues to $116 million for Q3, representing a 20 percent improvement over the same period last year.

In addition to historical information, this press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, product delivery and acceptance, currency fluctuation, and other risks detailed from time to time in the company's Securities and Exchange Commission filings, including the company's Form 10-Q for the quarter ended March 31, 1997, and the Form 10-Q for the quarter ended June 30, 1997, which will be filed shortly. Actual results may differ materially from management expectations.

On June 23, 1997, Compaq Computer Corporation and Tandem Computers Incorporated announced the execution of a definitive merger agreement in a stock-for-stock transaction. Under the terms of the agreement, Tandem will become a wholly owned subsidiary of Compaq Computer Corporation. The merger is subject to regulatory review and approval by Tandem shareholders.

Founded in 1974, Tandem Computers Incorporated designs and delivers technology solutions that companies rely on to compete in a business world that runs 24 hours a day. A US$1.9 billion company headquartered in Cupertino, Calif., Tandem has offices, strategic partners, and providers in more than 50 countries around the world.

Tandem, Himalaya, NonStop, ServerNet, and the Tandem logo are trademarks or registered trademarks of Tandem Computers Incorporated in the United States and/or other countries. Windows NT is either a registered trademark or a trademark of Microsoft Corporation in the United States and/or other countries. All other brand and product names are trademarks or registered trademarks of their respective companies.

                        -- FINANCIAL SUMMARY APPENDED --

TANDEM COMPUTERS INCORPORATED AND SUBSIDIARIES

                Consolidated Statements of Operations (Unaudited)

--------------------------------------------------------------------------------
                                                       For the three months ended
                                                       --------------------------
                                                         June 30,      June 30,
(In thousands, except per share amounts)                   1997          1996
--------------------------------------------------------------------------------
REVENUES
Product revenues                                        $ 392,692     $ 372,208
Service and other revenues                                109,882        93,570
-------------------------------------------------------------------------------
Total revenues                                            502,574       465,778
-------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of product revenues                                  154,375       160,152
Cost of service and other revenues                         80,979        66,859
Research and development                                   69,433        69,348
Marketing, general, and administrative                    147,600       139,184
-------------------------------------------------------------------------------
Total costs and expenses                                  452,387       435,543
-------------------------------------------------------------------------------
OPERATING INCOME                                           50,187        30,235
Net interest income                                         2,049            22
-------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE
         INCOME TAXES                                      52,236        30,257
Provision for income taxes                                  9,000         6,919
-------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                          43,236        23,338
LOSS FROM DISCONTINUED OPERATIONS, NET OF
         INCOME TAXES                                          --       (15,440)
-------------------------------------------------------------------------------
NET INCOME                                              $  43,236     $   7,898
===============================================================================
PRIMARY EARNINGS (LOSS) PER SHARE
         CONTINUING OPERATIONS                          $     .36     $     .20
         DISCONTINUED OPERATIONS                               --          (.13)
-------------------------------------------------------------------------------
         EARNINGS PER SHARE                             $     .36     $     .07
===============================================================================
Primary weighted average shares outstanding               119,524       118,978
===============================================================================
FULLY DILUTED EARNINGS (LOSS) PER SHARE
         CONTINUING OPERATIONS                          $     .35     $     .20
         DISCONTINUED OPERATIONS                               --          (.13)
-------------------------------------------------------------------------------
         EARNINGS PER SHARE                             $     .35     $     .07
===============================================================================
Fully diluted weighted average shares
         outstanding                                      124,238       119,512
===============================================================================

TANDEM COMPUTERS INCORPORATED AND SUBSIDIARIES

                Consolidated Statements of Operations (Unaudited)

--------------------------------------------------------------------------------
                                                        For the nine months ended
                                                          June 30,      June 30,
(In thousands, except per share amounts)                    1997         1996
--------------------------------------------------------------------------------
REVENUES
Product revenues                                       $ 1,099,028   $ 1,069,841
Service and other revenues                                 306,601       286,857
--------------------------------------------------------------------------------
Total revenues                                           1,405,629     1,356,698
--------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of product revenues                                   452,345       463,038
Cost of service and other revenues                         219,627       207,699
Research and development                                   202,798       210,751
Marketing, general, and administrative                     434,961       447,770
Restructuring charge                                            --        52,000
--------------------------------------------------------------------------------
Total costs and expenses                                 1,309,731     1,381,258
--------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                     95,898       (24,560)
Gain on sale of real estate                                  5,463            --
Net interest income                                          4,143           730
--------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
         INCOME TAXES                                      105,504       (23,830)
Provision for income taxes                                  25,500        21,757
--------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                    80,004       (45,587)
INCOME FROM DISCONTINUED OPERATIONS, NET OF
         INCOME TAXES                                           --         5,894
GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS, NET
         OF INCOME TAXES                                       989            --
--------------------------------------------------------------------------------
NET INCOME (LOSS)                                      $    80,993   $   (39,693)
================================================================================
PRIMARY EARNINGS (LOSS) PER SHARE
         CONTINUING OPERATIONS                         $       .66   $      (.39)
         DISCONTINUED OPERATIONS                                --           .05
         GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS           .01            --
--------------------------------------------------------------------------------
         EARNINGS (LOSS) PER SHARE                     $       .67   $      (.34)
================================================================================
Primary weighted average shares outstanding                120,201       117,346
================================================================================
FULLY DILUTED EARNINGS (LOSS) PER SHARE
         CONTINUING OPERATIONS                         $       .64   $      (.39)
         DISCONTINUED OPERATIONS                                --           .05
         GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS           .01            --
--------------------------------------------------------------------------------
         EARNINGS (LOSS) PER SHARE                     $       .65   $      (.34)
================================================================================
Fully diluted weighted average shares outstanding          125,497       117,346
================================================================================

Note: Income from discontinued operations for the nine months ended
June 30, 1996 includes a gain on the sale of investments of $30.6 million.

TANDEM COMPUTERS INCORPORATED AND SUBSIDIARIES

                     Consolidated Balance Sheets (Unaudited)

--------------------------------------------------------------------------------------------
                                                                 June 30,      September 30,
(In thousands, except per share amount)                            1997            1996
--------------------------------------------------------------------------------------------
                                     ASSETS
--------------------------------------------------------------------------------------------
CURRENT ASSETS
Cash and equivalents                                           $   227,822    $    87,813
Accounts receivable, net                                           430,712        475,464
Current portion of lease receivables                                85,702         74,624
Inventories                                                         97,304        115,320
Prepaid expenses and other                                          76,904         43,749
Net current assets of discontinued operations                           --         62,593
-----------------------------------------------------------------------------------------
Total current assets                                               918,444        859,563
-----------------------------------------------------------------------------------------
PROPERTY, PLANT, AND EQUIPMENT, at cost                          1,267,894      1,246,950
Accumulated depreciation and amortization                         (744,821)      (696,140)
Net property, plant, and equipment of discontinued
         operations                                                     --         30,402
-----------------------------------------------------------------------------------------
Net property, plant, and equipment                                 523,073        581,212
-----------------------------------------------------------------------------------------
LEASE RECEIVABLES                                                   92,286         86,618
-----------------------------------------------------------------------------------------
OTHER ASSETS                                                       256,552        217,580
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                   $ 1,790,355    $ 1,744,973
=========================================================================================
                    LIABILITIES AND STOCKHOLDERS' INVESTMENT
-----------------------------------------------------------------------------------------
CURRENT LIABILITIES
Accounts payable                                               $   140,632    $   135,821
Accrued liabilities                                                344,436        353,765
Current maturities of long-term obligations                         82,888         93,740
-----------------------------------------------------------------------------------------
Total current liabilities                                          567,956        583,326
-----------------------------------------------------------------------------------------
LONG-TERM OBLIGATIONS                                               87,078         75,225
-----------------------------------------------------------------------------------------
STOCKHOLDERS' INVESTMENT
Common stock, $.025 par value, authorized 400,000
         shares, outstanding 123,531 shares at June 30
         and 121,318 shares at September 30                          3,088          3,033
Additional paid-in capital                                         736,015        710,264
Retained earnings                                                  499,697        420,363
Accumulated translation adjustments                                 (6,816)         3,629
Treasury stock, at cost                                            (96,663)       (50,867)
-----------------------------------------------------------------------------------------
Total stockholders' investment                                   1,135,321      1,086,422
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                 $ 1,790,355    $ 1,744,973
=========================================================================================